UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005
                                                          --------------
                              _____________________

                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


          New Jersey                 33-18978                 22-1441806
 (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)            File Number)          Identification No.)


           728 Garden St
     Carlstadt, New Jersey 07072                         (201) 933-1600
        (Address of principal                    (Registrant's telephone number,
         executive offices)                            including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.14e-4(c))

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

             On March 31, 2005, the registrant issued a press release to announce that it has been awarded a $17,344,852 firm-fixed price contract by the U.S. Navy for their next generation multi-function avionics flight line test set. The work is expected to be completed in March, 2010. A copy of the press release is attached as Exhibit A and incorporated herein by reference.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                           TEL-INSTRUMENT ELECTRONICS CORP


Date: March 31, 2005                       By: /s/ Harold K. Fletcher
                                               ---------------------------------
                                               Harold K. Fletcher
                                               Chairman and President




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